Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; ABN AMRO Securities (USA) LLC; BMO Capital Markets Corp.; Capital One Southcoast, Inc.; CIBC World Markets Corp.; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; ING Financial Markets LLC; Lloyds TSB Bank PLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; National Australia Bank Limited; PNC Capital Markets LLC; RBS Securities Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; Scott & Stringfellow, LLC; SG Americas Securities, LLC; Standard Chartered Bank-New York Branch; Wells Fargo Securities, LLC; J.P. Morgan Securities LLC
Name of Issuer:
The Allstate Corp.
Title of Security:
THE ALLSTATE CORPORATION 5.1% 15 JAN 2053
Date of First Offering:
1/3/2013
Dollar Amount Purchased:
$172,500.00
Number of Shares or Par Value of Bonds Purchased:
6,900.00
Price Per Unit:
25.000
Resolution Approved:
Approved at the June 12-13, 2013 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; ABN AMRO Securities (USA) LLC; BMO Capital Markets Corp.; Capital One Southcoast, Inc.; CIBC World Markets Corp.; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; ING Financial Markets LLC; Lloyds TSB Bank PLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; National Australia Bank Limited; PNC Capital Markets LLC; RBS Securities Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; Scott & Stringfellow, LLC; SG Americas Securities, LLC; Standard Chartered Bank-New York Branch; Wells Fargo Securities, LLC; Barclays Capital Inc.
Name of Issuer:
Staples Inc
Title of Security:
STAPLES, INC. 2.75% 12 JAN 2018-17
Date of First Offering:
1/7/2013
Dollar Amount Purchased:
$99,727.00
Number of Shares or Par Value of Bonds Purchased:
100,000.00
Price Per Unit:
99.727
Resolution Approved:
Approved at the June 12-13, 2013 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; ABN AMRO Securities (USA) LLC; BMO Capital Markets Corp.; Capital One Southcoast, Inc.; CIBC World Markets Corp.; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; ING Financial Markets LLC; Lloyds TSB Bank PLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; National Australia Bank Limited; PNC Capital Markets LLC; RBS Securities Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; Scott & Stringfellow, LLC; SG Americas Securities, LLC; Standard Chartered Bank-New York Branch; Wells Fargo Securities, LLC; J.P. Morgan Securities LLC

Name of Issuer:
Intesa Sanpaolo SpA
Title of Security:
INTESA SANPAOLO SPA 3.125% 15 JAN 2016
Date of First Offering:
1/7/2013
Dollar Amount Purchased:
$224,923.50
Number of Shares or Par Value of Bonds Purchased:
225,000.00
Price Per Unit:
99.966
Resolution Approved:
Approved at the June 12-13, 2013 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; ABN AMRO Securities (USA) LLC; BMO Capital Markets Corp.; Capital One Southcoast, Inc.; CIBC World Markets Corp.; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; ING Financial Markets LLC; Lloyds TSB Bank PLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; National Australia Bank Limited; PNC Capital Markets LLC; RBS Securities Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; Scott & Stringfellow, LLC; SG Americas Securities, LLC; Standard Chartered Bank-New York Branch; Wells Fargo Securities, LLC; J.P. Morgan Securities LLC
Name of Issuer:
Intesa Sanpaolo SpA
Title of Security:
INTESA SANPAOLO SPA 3.875% 16 JAN 2018
Date of First Offering:
1/7/2013
Dollar Amount Purchased:
$249,627.50
Number of Shares or Par Value of Bonds Purchased:
250,000.00
Price Per Unit:
99.851
Resolution Approved:
Approved at the June 12-13, 2013 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Names of Underwriting Syndicate Members:
(GS) Goldman Sachs International; ABN AMRO Securities (USA) LLC; BMO Capital Markets Corp.; Capital One Southcoast, Inc.; CIBC World Markets Corp.; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; ING Financial Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; National Australia Bank Limited; PNC Capital Markets LLC; RBS Securities Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; Scott & Stringfellow, LLC; SG American Securities, LLC; Standard Chartered Bank- New York Branch; Wells Fargo, LLC.

Name of Issuer:
Standard Chartered PLC
Title of Security:
STANDARD CHARTERED PLC 3.95% 11 JAN 2023 144A
Date of First Offering:
1/8/2013
Dollar Amount Purchased:
$224,741.25
Number of Shares or Par Value of Bonds Purchased:
225,000.00
Price Per Unit:
99.885
Resolution Approved:
Approved at the June 12-13, 2013 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; ABN AMRO Securities (USA) LLC; BMO Capital Markets Corp.; Capital One Southcoast, Inc.; CIBC World Markets Corp.; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; ING Financial Markets LLC; Lloyds TSB Bank PLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; National Australia Bank Limited; PNC Capital Markets LLC; RBS Securities Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; Scott & Stringfellow, LLC; SG Americas Securities, LLC; Standard Chartered Bank-New York Branch; Wells Fargo Securities, LLC
Name of Issuer:
BANK OF AMERICA CORP
Title of Security:
BANK OF AMERICA CORPORATION 3.3% 11 JAN 2023
Date of First Offering:
1/8/2013
Dollar Amount Purchased:
$248,610.00
Number of Shares or Par Value of Bonds Purchased:
250,000.00
Price Per Unit:
99.444
Resolution Approved:
Approved at the June 12-13, 2013 Board Meeting.*

Name of Fund:
Goldman Sachs Large Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Guggenheim Securities, LLC; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Jefferies & Company, Inc.; Lebenthal & Co., LLC; Loop Capital Markets, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; Piper Jaffray & Co.; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; UBS Securities LLC; Williams Capital Group L.P.
Name of Issuer:
Zoetis Inc
Title of Security:
ZOETIS INC.
Date of First Offering:
1/31/2013
Dollar Amount Purchased:
$1,185,964.00
Number of Shares or Par Value of Bonds Purchased:
45,614.00
Price Per Unit:
26.000
Resolution Approved:
Approved at the June 12-13, 2013 Board Meeting.*

Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Guggenheim Securities, LLC; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Jefferies & Company, Inc.; Lebenthal & Co., LLC; Loop Capital Markets, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; Piper Jaffray & Co.; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; UBS Securities LLC; Williams Capital Group L.P.
Name of Issuer:
Zoetis Inc
Title of Security:
ZOETIS INC.
Date of First Offering:
1/31/2013
Dollar Amount Purchased:
$185,302.00
Number of Shares or Par Value of Bonds Purchased:
7,127.00

Price Per Unit:
26.000
Resolution Approved:
Approved at the June 12-13, 2013 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; ABN AMRO Securities (USA) LLC; BMO Capital Markets Corp.; Capital One Southcoast, Inc.; CIBC World Markets Corp.; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; ING Financial Markets LLC; Lloyds TSB Bank PLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; National Australia Bank Limited; Citigroup Global Markets, Inc.; PNC Capital Markets LLC; RBS Securities Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; Scott & Stringfellow, LLC; SG Americas Securities, LLC; Standard Chartered Bank-New York Branch; Wells Fargo Securities, LLC
Name of Issuer:
CITIGROUP INC. 3.375% 01 MAR 2023
Title of Security:
CITIGROUP INC
Date of First Offering:
2/14/2013
Dollar Amount Purchased:
$149,644.50
Number of Shares or Par Value of Bonds Purchased:
150,000.00
Price Per Unit:
99.763
Resolution Approved:
Approved at the June 12-13, 2013 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities Plc
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; ABN AMRO Securities (USA) LLC; BMO Capital Markets Corp.; Capital One Southcoast, Inc.; CIBC World Markets Corp.; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; ING Financial Markets LLC; Lloyds TSB Bank PLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mizuho Securities USA Inc.; National Australia Bank Limited; J.P. Morgan Securities; PNC Capital Markets LLC; RBS Securities Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; Scott & Stringfellow, LLC; SG Americas Securities, LLC; Standard Chartered Bank-New York Branch; Wells Fargo Securities, LLC
Name of Issuer:
DNB BOLIGKREDITT AS
Title of Security:
DNB BOLIGKREDITT AS 1.45% 21 MAR 2018 144A
Date of First Offering:
3/14/2013
Dollar Amount Purchased:
$498,870.00
Number of Shares or Par Value of Bonds Purchased:
500,000.00
Price Per Unit:
99.774
Resolution Approved:
Approved at the June 12-13, 2013 Board Meeting.*

Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Credit Suisse Securities (USA) LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated
Name of Issuer:
Two Harbors Investment Corp
Title of Security:
TWO HARBORS INVESTMENT CORP.
Date of First Offering:
3/19/2013
Dollar Amount Purchased:
$4,039,803.75
Number of Shares or Par Value of Bonds Purchased:
300,134.00
Price Per Unit:
13.460
Resolution Approved:
Approved at the June 12-13, 2013 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC
Name of Issuer:
MALLINCKRODT INTL FIN
Title of Security:
MALLINCKRODT INTERNATIONAL F 3.5% 15 APR 2018 144A
Date of First Offering:
4/8/2013
Dollar Amount Purchased:
$74,985.75
Number of Shares or Par Value of Bonds Purchased:
75,000.00
Price Per Unit:
99.981
Resolution Approved:
Approved at the August 14-15, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BNP Paribas Securities Corp.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; SG Americas Securities, LLC
Name of Issuer:
TELEFONICA EMISIONES SAU
Title of Security:
TELEFONICA EMISIONES, S.A.U. 3.192% 27 APR 2018
Date of First Offering:
4/17/2013
Dollar Amount Purchased:
$175,000.00
Number of Shares or Par Value of Bonds Purchased:
175,000.00
Price Per Unit:
100.000
Resolution Approved:
Approved at the August 14-15, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Standard Chartered Bank
Name of Issuer:
Apple Inc
Title of Security:
APPLE INC. 1% 03 MAY 2018
Date of First Offering:
4/30/2013
Dollar Amount Purchased:
$398,524.00
Number of Shares or Par Value of Bonds Purchased:
400,000.00
Price Per Unit:
99.631
Resolution Approved:
Approved at the August 14-15, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Standard Chartered Bank
Name of Issuer:
Apple Inc
Title of Security:
APPLE INC. 2.4% 03 MAY 2023
Date of First Offering:
4/30/2013
Dollar Amount Purchased:
$574,235.25
Number of Shares or Par Value of Bonds Purchased:
575,000.00
Price Per Unit:
99.867
Resolution Approved:
Approved at the August 14-15, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BNY Mellon Capital Markets, LLC; Citigroup Global Markets Inc.; Commerzbank Capital Markets Corporation, New York; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Evercore Group LLC; HSBC Securities (USA) Inc.; ING Financial Markets LLC; J.P. Morgan Securities LLC; Keefe, Bruyette & Woods, Inc.; Mediobanca Banca Di Credito Finanziario Societa Per Axioni; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. LLC; Piper Jaffray & Co.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; Sandler, O?Neill & Partners, L.P.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC; Williams Capital Group L.P.
Name of Issuer:
ING US Inc
Title of Security:
ING AMERICA INSURANCE HOLDINGS, INC.
Date of First Offering:
5/2/2013
Dollar Amount Purchased:
$5,409,904.50
Number of Shares or Par Value of Bonds Purchased:
277,431.00
Price Per Unit:
19.500
Resolution Approved:
Approved at the August 14-15, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Keybanc Capital Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Capital One Southcoast, Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Huntington Investment Company; J.P. Morgan Securities LLC; Keybanc Capital Markets Inc.; PNC Capital Markets LLC; RBC Capital Markets, LLC; Robert W. Baird & Co. Incorporated; Scotia Capital (USA) Inc.; Wells Fargo Securities, LLC

Name of Issuer:
DEVELOPERS DIVERSIFIED REALTY

Title of Security:
DDR CORP
Date of First Offering:
5/16/2013
Dollar Amount Purchased:
$3,822,222.50
Number of Shares or Par Value of Bonds Purchased:
202,234.00
Price Per Unit:
18.900
Resolution Approved:
Approved at the August 14-15, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Morgan Stanley & Co. LLC
Name of Issuer:
CF INDUSTRIES INC
Title of Security:
CF INDUSTRIES ENTERPRISES, INC. 3.45% 01 JUN 2023
Date of First Offering:
5/20/2013
Dollar Amount Purchased:
$149,860.50
Number of Shares or Par Value of Bonds Purchased:
150,000.00
Price Per Unit:
99.907
Resolution Approved:
Approved at the August 14-15, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC
Name of Issuer:
Kimberly-Clark Corp
Title of Security:
KIMBERLY-CLARK CORPORATION 3.7% 01 JUN 2043
Date of First Offering:
5/20/2013
Dollar Amount Purchased:
$286,320.00
Number of Shares or Par Value of Bonds Purchased:
300,000.00
Price Per Unit:
95.440
Resolution Approved:
Approved at the August 14-15, 2013 Board Meeting.**

Name of Fund:
Goldman Sachs Strategic International Equity Fund
Name of Underwriter or Dealer Purchased From:
Nomura International PLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Daiwa Securities Co., Ltd; Ichiyoshi Securities Co., Ltd.; J.P. Morgan Securities LLC; Mitsubishi UFJ Securities (USA), Inc.; Morgan Stanley Securities Co., Ltd.; Mizuho International PLC; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Nomura International PLC; Nomura Securities CO., Ltd.; Okasan Holdings, Inc.; SBI Japannext Co., Ltd.; SMBC Nikko Capital Markets Limited; SMBC Nikko Securities Inc.
Name of Issuer:
Suntory Beverage & Food Ltd
Title of Security:
SUNTORY BEVERAGE & FOOD
Date of First Offering:
06/25/13
Dollar Amount Purchased:
$1,582,749.25
Number of Shares or Par Value of Bonds Purchased:
49,900.00
Price Per Unit:
3,100.000
Resolution Approved:
Approved at the August 14-15, 2013 Board Meeting.**

*???????????? Resolution adopted at the Meeting of the Board of Trustees on June 13, 2013:
RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (?GSAM?) to the Trustees, all purchases made during the calendar quarter ended March 31, 2013 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund (the ?Trusts?) on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.
**?????????? Resolution adopted at the Meeting of the Board of Trustees on August 15, 2013:
RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (?GSAM?) to the Trustees, all purchases made during the calendar quarter ended June 30, 2013 by the Goldman Sachs Trust, Goldman Sachs Variable Insurance Trust and Goldman Sachs Credit Strategies Fund (the ?Trusts?) on behalf of its Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co. or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.
Sub-Item 77Q1(a): Copies of Material Amendments to the Trust?s Declaration of Trust or By-laws
Amendment No. 18 dated February 12, 2013 to the Agreement and Declaration of Trust dated September 16, 1997 is incorporated herein by reference to Exhibit (a)(19) to PEA No. 32.
Sub-Item 77Q1(b): Copies of Text of Proposal Relating to Sub-Item 77D
The changes with respect to the VIT High Quality Floating Rate Fund described above under Sub-Item 77D are described in PEA No. 33, which is incorporated herein by reference.
Sub-Item 77Q1(e): Copies of Any New or Amended Investment Advisory Contracts
Amended Annex A dated February 12, 2013 to the Management Agreement between the Registrant, Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International is incorporated herein by reference to Exhibit (d)(4) to PEA No. 32.